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                                                                  CONFORMED COPY

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2004

                               CAMBREX CORPORATION
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             (Exact name of Registrant as specified in its charter)

          DELAWARE                     1-10638                   22-2476135
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

            ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY 07073
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              (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (201) 804-3000

Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                               CAMBREX CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT
                                OCTOBER 20, 2004

SECTION 8 - OTHER EVENTS

ITEM 8.01. OTHER EVENTS

      Attached as Exhibit 99.1 is a copy of a press release of Cambrex Corporation dated October 18, 2004 announcing an agreement between Cambrex and Ortec International, Inc. for Cambrex to market and distribute ORCEL(R), a bioactive wound care product to treat chronic and acute wounds such as venous leg ulcers, diabetic foot ulcers, and donor site wounds in burn patients.

      Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            (99.1) Press release issued by Cambrex Corporation dated October 18, 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                                    CAMBREX CORPORATION

Date: October 20, 2004                              By: /s/ Peter E. Thauer
                                                        ------------------------
                                                    Name: Peter E. Thauer
                                                    Title: Senior Vice President

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      EXHIBIT 99.1 - Cambrex Corporation Press Release dated October 18, 2004